--------------------------------------------------------------------------------

CBA(R)                                                                       CBA

--------------------------------------------------------------------------------

CBA                                                                          CBA

--------------------------------------------------------------------------------

CBA Money Fund
--------------------------------------------------------------------------------
Annual Report
February 29, 2000

CBA Money Fund
Dear Shareholder:

For the six-month period ended February 29, 2000, CBA Money Fund paid shareholders a net annualized dividend of 5.09%.* The Fund's 7-day yield as of February 29, 2000 was 5.29%.

The average portfolio maturity for CBA Money Fund at February 29, 2000 was 59 days, compared to 71 days at August 31, 1999.

The Environment

The US economy continued to enjoy above-average growth during the last half of 1999 and into the first quarter of 2000. Gross domestic product (GDP) growth for the last six months of 1999 grew at a rate of 6.3%, well above expectations this far into the current economic cycle, and much higher than the target for GDP set by the Federal Reserve Board. Currently, more Americans have jobs and are enjoying increases in their income as seen in the low unemployment rate and large number of new jobs created (283,000 average for the fourth quarter). This, as well as the relentless rise in equity prices, has created a momentum in consumer demand that has yet to be dampened by rising interest rates.

The recovery of overseas economies boosted export levels that suffered during the first half of 1999, contributing to the strong US GDP. The Federal Reserve Board remains concerned that although productivity gains are high, they cannot keep pace with the demand, and imbalances are developing in the economy that may soon prove to be inflationary. A more visible sign of pressure is the price of oil, which recently exceeded $30 per barrel. Oil price pressures are expected to continue during the spring and summer since oil inventories are low. The outlook for an increased oil supply is uncertain, as the Organization of Petroleum Exporting Countries has just begun meeting to discuss production quotas.

The Federal Reserve Board took extraordinary steps to ensure liquidity in the financial markets because of Year 2000 concerns. The Federal Reserve Board moved to tighten policy once during the last quarter of 1999, but adopted a neutral bias through year-end in an effort to reassure investors and eliminate uncertainty. However, growth remained strong and another 25 basis point (0.25%) interest rate hike was implemented in early February. At that time, the Treasury announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to decrease the amount of securities sold by the Treasury, therefore changes will include reduced auctions and auction sizes as well as a buy-back program (the Treasury intends to buy back old, off-the-run, less-liquid issues in order to keep current issues liquid). The announcement caused unexpected results as the yield curve inverted dramatically as investors rushed to buy the longer issues. At this time, it is unclear when this technical inversion will be unwound.

Portfolio Matters

During the six-month period ended February 29, 2000, much of the focus was on the increased supply in the market as issuers attempted to be funded into 2000. As a result, yield spreads widened greatly, creating extremely attractive commercial paper levels. Because of the greater supply and increased funding costs, issuers turned to the floating rate market. We particularly favored one-year and three-month London Interbank Office Rate linked floating rate notes as these securities enabled us to take advantage of rising interest rates. More recently, we have been selectively purchasing one-year, fixed rate certificates of deposits at yields that provide compensation for higher future interest rates. We will continue to maintain a defensive position as we believe that further short-term interest rate increases will be forthcoming as long as the current economic momentum continues.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The portfolio's composition at the end of the February period and as of our last report is detailed below:

                                                        2/29/00        8/31/99
                                                        -------        -------
Bank Notes ......................................         7.6%           8.2%
Certificates of Deposit .........................         1.0            1.0
Certificates of Deposit--
  European ......................................          --            1.1
Certificates of Deposit--
  Yankee++ ......................................        10.3            9.2
Commercial Paper ................................        50.5           48.9
Corporate Notes .................................         2.7            1.8
Master Notes &
  Funding Agreements ............................         2.5            3.7
Medium-Term Notes ...............................        15.9           14.2
Promissory Notes ................................         1.6             --
US Government &
  Agency Obligations--
  Discount Notes ................................          --            1.5
US Government &
  Agency Obligations--
  Non-Discount Notes ............................         7.8           10.0
Other Assets Less Liabilities ...................         0.1            0.4
                                                        -----          -----

                                                        100.0%         100.0%
                                                        =====          =====

++    US branches of foreign banks.

In Conclusion

We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert Sabatino

Robert Sabatino
Vice President and Portfolio Manager

March 27, 2000


Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle, Jr.--Senior Vice President
Robert Sabatino--Vice President
Donald C. Burke--Vice President and Treasurer
Ira P. Shapiro--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CBA account, call (800) 247-6400.

CBA Money Fund
Schedule of Investments as of February 29, 2000                   (in Thousands)

-----------------------------------------------------------------------------------------
                                    Face       Interest          Maturity
Issue                              Amount        Rate*             Date           Value
-----------------------------------------------------------------------------------------
                                Bank Notes--7.6%
-----------------------------------------------------------------------------------------
American Express                   $20,000        5.95+%          4/17/00      $   20,000
Centurion Bank                      25,000        5.95+           4/27/00          25,000
                                    30,000        5.95+           5/10/00          30,000
                                    30,000        6.00+           7/13/00          30,000
-----------------------------------------------------------------------------------------
First USA Bank NA                   20,000       6.215           10/18/00          19,903
-----------------------------------------------------------------------------------------
KeyBank NA                          25,000       6.235+           3/20/00          25,002
-----------------------------------------------------------------------------------------
NationsBank NA                      25,000        5.92+           3/16/00          25,000
-----------------------------------------------------------------------------------------
U.S. Bank, NA                       10,000        5.96+          12/20/00          10,003
-----------------------------------------------------------------------------------------
Total Bank Notes (Cost--$184,994) ........................................        184,908
-----------------------------------------------------------------------------------------
                        Certificates of Deposit--1.0%
-----------------------------------------------------------------------------------------
First Union
National Bank                       25,000        5.96+           8/31/00          24,827
-----------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost--$25,000) ............................         24,827
-----------------------------------------------------------------------------------------
                   Certificates of Deposit--Yankee--10.3%
-----------------------------------------------------------------------------------------
Bank Austria AG, NY                 22,000        6.06           11/20/00          21,919
-----------------------------------------------------------------------------------------
Bank of Nova Scotia, NY             25,000        6.78            2/22/01          25,019
-----------------------------------------------------------------------------------------
Commerzbank AG, NY                  10,000        5.17            3/31/00           9,991
                                    35,000        5.81+           4/10/00          34,998
                                    20,000        5.15            5/08/00          19,957
-----------------------------------------------------------------------------------------
Credit Agricole                     20,000        5.16            4/03/00          19,981
Indosuez, NY
-----------------------------------------------------------------------------------------
Credit Communal de                  10,000        5.96           10/02/00           9,968
Belgique, NY
-----------------------------------------------------------------------------------------
Credit Suisse First                 25,000        5.97+           6/07/00          24,999
Boston, NY
-----------------------------------------------------------------------------------------
Deutsche Bank AG, NY                25,000        5.88+           4/26/00          24,997
                                    22,000        5.62            6/26/00          21,946
-----------------------------------------------------------------------------------------
UBS AG, NY                          10,000        5.25            3/10/00           9,998
                                    25,000        5.29            5/18/00          24,946
-----------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$248,943) .........................................................        248,719
-----------------------------------------------------------------------------------------
                           Commercial Paper--50.5%
-----------------------------------------------------------------------------------------
AT&T Corporation                    35,000        5.99+           7/13/00          35,000
                                    25,000       5.946+           8/07/00          25,000
-----------------------------------------------------------------------------------------
Abbey National Corp. NA             50,000        6.08            8/30/00          48,475
-----------------------------------------------------------------------------------------
Amsterdam Funding                   21,000        5.87            4/06/00          20,874
Corporation                         25,000        5.88            4/13/00          24,822
                                    10,000        5.87            4/18/00           9,921
                                    12,000        5.88            4/20/00          11,901
                                    25,000        5.94            5/04/00          24,735
-----------------------------------------------------------------------------------------
Apreco, Inc.                        15,850        5.80            3/10/00          15,824
                                    25,000        5.88            4/17/00          24,806
                                    12,000        5.91            5/15/00          11,851
-----------------------------------------------------------------------------------------
Asset Securitization                25,000        6.00+           3/13/00          25,000
Cooperative Corp.
-----------------------------------------------------------------------------------------
Bear Stearns                        17,000        5.79            3/09/00          16,976
Companies, Inc                      27,000        5.88            3/22/00          26,906
-----------------------------------------------------------------------------------------
CSW Credit Inc.                     18,950        5.82            3/21/00          18,886
-----------------------------------------------------------------------------------------
CXC Incorporated                    25,000        5.81            3/09/00          24,964
                                    50,000       5.995+           3/15/00          50,000
                                    25,000        5.94            5/24/00          24,645
-----------------------------------------------------------------------------------------
Caterpillar Inc.                    28,030        6.10            8/17/00          27,236
-----------------------------------------------------------------------------------------
Credit Suisse                       25,000        5.95            6/15/00          24,559
First Boston Inc.
-----------------------------------------------------------------------------------------
Credit Suisse First                 20,000        5.90            5/10/00          19,768
Boston International Ltd.
(Guernsey)
-----------------------------------------------------------------------------------------
DaimlerChrysler North               36,750        5.98            6/21/00          36,065
America Holdings Corp.
-----------------------------------------------------------------------------------------
Den Norske Bank ASA                 11,207        5.85            4/14/00          11,125
-----------------------------------------------------------------------------------------
Finova Capital Corp.                15,000        6.06+           3/20/00          15,000
                                    10,000        5.87            4/11/00           9,932
                                    25,000        5.90            4/11/00          24,830
                                    25,000        5.97            5/25/00          24,648
-----------------------------------------------------------------------------------------
Fortis Funding LLC                  45,000       5.825            4/03/00          44,752
-----------------------------------------------------------------------------------------
France Telecom                      25,000        5.93            5/04/00          24,735
-----------------------------------------------------------------------------------------
GTE Corporation                     25,000        5.83            3/15/00          24,939
                                    25,000        5.82            3/17/00          24,931
-----------------------------------------------------------------------------------------
General Motors                      20,000        5.72            3/13/00          19,959
Acceptance Corp.
-----------------------------------------------------------------------------------------
Grand Funding Corp.                 17,084        5.87            4/06/00          16,982
                                    20,000        5.86            4/18/00          19,841
                                    22,175        5.88            4/19/00          21,996
-----------------------------------------------------------------------------------------

CBA Money Fund

Schedule of Investments as of February 29, 2000 (continued)       (in Thousands)

-----------------------------------------------------------------------------------------
                                    Face       Interest          Maturity
Issue                              Amount        Rate*             Date           Value
-----------------------------------------------------------------------------------------
                          Commercial Paper (concluded)
-----------------------------------------------------------------------------------------
Greenwich                          $10,141        5.82%           3/28/00      $   10,095
Funding Corp.                       25,000        5.85            4/20/00          24,794
                                    38,930        5.94            4/28/00          38,557
-----------------------------------------------------------------------------------------
Kitty Hawk
Funding Corp.                       20,000        5.80            3/20/00          19,937
-----------------------------------------------------------------------------------------
Knight-Ridder, Inc.                 10,100        5.93            5/18/00           9,969
-----------------------------------------------------------------------------------------
Lehman Brothers                     15,000        5.95            3/21/00          14,950
Holdings Inc.                       25,000        6.17            8/17/00          24,292
-----------------------------------------------------------------------------------------
Old Line Funding Corp.               7,005        5.95            5/23/00           6,907
-----------------------------------------------------------------------------------------
Riverwoods Funding                  20,000        5.85            4/25/00          19,818
Corp.                               10,000        5.92            5/03/00           9,896
-----------------------------------------------------------------------------------------
Tulip Funding Corp.                 33,205        5.81            3/07/00          33,167
                                    20,000        5.88            4/19/00          19,839
                                    38,152        5.90            4/19/00          37,844
-----------------------------------------------------------------------------------------
UBS Finance
Delaware Inc.                        3,620        5.83            3/01/00           3,619
-----------------------------------------------------------------------------------------
Variable Funding                    25,000        5.85            4/25/00          24,773
Capital Corp.                       50,000        5.85            4/26/00          49,538
                                    30,000        5.85            4/27/00          29,718
                                    15,000        5.91            5/09/00          14,829
-----------------------------------------------------------------------------------------
Total Commercial Paper (Cost--$1,224,317) ................................      1,224,426
-----------------------------------------------------------------------------------------
                              Corporate Notes--2.7%
-----------------------------------------------------------------------------------------
LINCS, Series 1998-2                10,000       5.905+           3/01/00          10,000
                                    10,000       5.913+           3/01/01          10,000
-----------------------------------------------------------------------------------------
LINCS, Series 1998-6                14,500       5.955+          10/18/00          14,500
-----------------------------------------------------------------------------------------
Restructured Asset                   8,000        5.93+           8/11/00           7,998
Securities with Enhanced
Returns, Series
1998-MM-7-1 Trust
-----------------------------------------------------------------------------------------
SMM Trust, Series
1999-H                              23,000       6.255+           9/25/00          23,000
-----------------------------------------------------------------------------------------
Total Corporate Notes (Cost--$65,500) ....................................         65,498
-----------------------------------------------------------------------------------------
                          Funding Agreements--2.5%
-----------------------------------------------------------------------------------------
Jackson National Life               25,000       5.876+           5/01/00          25,000
Insurance Co.
-----------------------------------------------------------------------------------------
Metropolitan Life                   13,000       5.906+           5/01/00          13,000
Insurance Company
-----------------------------------------------------------------------------------------
Monumental Life                     10,000       6.001+          11/17/00          10,000
Insurance Company
-----------------------------------------------------------------------------------------
Principal Life Insurance             5,000       5.956+           8/16/00           5,000
Company
-----------------------------------------------------------------------------------------
Security Life                        7,000        5.98+           3/23/00           7,000
of Denver
Insurance Co.
-----------------------------------------------------------------------------------------
Total Funding Agreements (Cost--$60,000) .................................         60,000
-----------------------------------------------------------------------------------------
                          Medium-Term Notes--15.9%
-----------------------------------------------------------------------------------------
AT&T Capital
Corporation                         25,000       7.571+           6/14/00          25,099
-----------------------------------------------------------------------------------------
American Honda                      24,750       5.856+           8/01/00          24,747
Finance Corp.                       17,750       6.138+          11/07/00          17,750
-----------------------------------------------------------------------------------------
Associates                          30,000        5.90            6/23/00          29,948
Corporation of
North America
-----------------------------------------------------------------------------------------
Avco Financial                      10,000       6.214+           3/31/00          10,000
Services Inc.
-----------------------------------------------------------------------------------------
Beneficial Corp.                    10,000        6.20+           3/13/00          10,000
-----------------------------------------------------------------------------------------
The CIT Group                       20,000        5.89+           3/27/00          19,999
Holdings, Inc.                      23,000       5.905+           5/30/00          22,997
-----------------------------------------------------------------------------------------
Ford Motor Credit                    6,000       6.375+           4/03/00           6,001
Company                             12,000        5.95+           5/05/00          12,000
                                    20,000        5.95+           5/23/00          20,000
                                    16,000       6.174+          10/02/00          16,002
                                    25,000        5.86+          11/24/00          24,991
-----------------------------------------------------------------------------------------
General Electric
Capital Corp.                        5,500       6.041+           5/03/00           5,500
-----------------------------------------------------------------------------------------
General Motors                       5,000        7.00            3/01/00           5,000
Acceptance Corp.                    10,000        5.75            7/28/00           9,971
                                    18,000        6.10+           9/01/00          17,996
                                    20,000       6.033+          10/06/00          19,997
                                     8,000        6.26+          12/01/00           8,005
                                     7,000        6.14+           2/27/01           6,994
-----------------------------------------------------------------------------------------
Goldman Sachs                       14,000        6.00            8/07/00          13,946
Group, Inc.                          5,000        6.12+           3/14/01           5,000
-----------------------------------------------------------------------------------------
Wells Fargo & Co.                   10,000       5.225            4/10/00           9,991
                                    10,000       6.064+           4/26/00           9,999
-----------------------------------------------------------------------------------------
Xerox Capital                        5,000       5.974+           7/19/00           4,998
(Europe) PLC
-----------------------------------------------------------------------------------------
Xerox Corp.                         20,000        5.70            7/26/00          19,904
-----------------------------------------------------------------------------------------
Xerox Credit Corp.                   9,000        5.87+           4/06/00           8,999
-----------------------------------------------------------------------------------------
Total Medium-Term Notes (Cost--$386,079) .................................        385,834
-----------------------------------------------------------------------------------------

CBA Money Fund

Schedule of Investments as of February 29, 2000 (concluded)       (in Thousands)

-----------------------------------------------------------------------------------------
                                    Face       Interest          Maturity
Issue                              Amount        Rate*             Date           Value
-----------------------------------------------------------------------------------------
                             Promissory Notes--1.6%
-----------------------------------------------------------------------------------------
Goldman Sachs                      $40,000       5.926+%          7/07/00      $   40,000
Group, Inc.
-----------------------------------------------------------------------------------------
Total Promissory Notes (Cost--$40,000) ...................................         40,000
-----------------------------------------------------------------------------------------
                      US Government & Agency Obligations--
                            Non-Discount Notes--7.8%
-----------------------------------------------------------------------------------------
Federal Home Loan                   23,000       6.278+           7/14/00          22,996
Banks
-----------------------------------------------------------------------------------------
Federal Home Loan                   25,000       6.318+           7/14/00          24,995
Mortgage Corporation                10,000        5.05           11/17/00           9,911
                                    10,000        5.18           11/24/00           9,917
                                     5,000        5.25            1/19/01           4,950
                                     5,000        5.15            1/26/01           4,944
-----------------------------------------------------------------------------------------
Federal National                    12,000        4.89           10/13/00          11,880
Mortgage Association                 5,000        5.21            1/26/01           4,940
                                    10,000        5.37            4/05/01           9,871
-----------------------------------------------------------------------------------------
Student Loan                        35,000       6.468+           9/29/00          34,996
Marketing Association               20,000       6.338+           8/23/01          19,989
-----------------------------------------------------------------------------------------
US Treasury Notes                   10,000       6.375            5/15/00          10,009
                                     5,800        4.50            9/30/00           5,742
                                     5,000       4.625           12/31/00           4,931
                                     8,200        5.00            4/30/01           8,074
-----------------------------------------------------------------------------------------
Total US Government & Agency Obligations--
Non-Discount Notes (Cost--$189,002) ......................................        188,145
-----------------------------------------------------------------------------------------
Total Investments (Cost--$2,423,835)--99.9% ..............................      2,422,357

Other Assets Less Liabilities--0.1% ......................................          3,531
                                                                               ----------

Net Assets--100.0% .......................................................     $2,425,888
                                                                               ==========
=========================================================================================

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at February 29, 2000.

+     Variable rate notes.

      See Notes to Financial Statements.

CBA Money Fund

Statement of Assets and Liabilities as of February 29, 2000

----------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost--$2,423,835,177*) .............................                       $ 2,422,357,419
Cash .................................................................................                                11,345
Interest receivable ..................................................................                            15,477,113
Prepaid registration fees and other assets ...........................................                                82,670
                                                                                                             ---------------
Total assets .........................................................................                         2,437,928,547
                                                                                                             ---------------

Liabilities:
Payables:
  Securities purchased ...............................................................    $  10,000,000
  Distributor ........................................................................          738,297
  Investment adviser .................................................................          678,771
  Beneficial interest redeemed .......................................................            5,286
  Dividend to shareholders ...........................................................              707           11,423,061
                                                                                          -------------

Accrued expenses and other liabilities ...............................................                               617,277
                                                                                                             ---------------
Total liabilities ....................................................................                            12,040,338
                                                                                                             ---------------
Net Assets ...........................................................................                       $ 2,425,888,209
                                                                                                             ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized .                       $   242,736,597
Paid-in capital in excess of par .....................................................                         2,184,629,370
Unrealized depreciation on investments--net ..........................................                            (1,477,758)
                                                                                                             ---------------

Net Assets--Equivalent to $1.00 per share based on 2,427,365,967 shares of
beneficial interest outstanding ......................................................                       $ 2,425,888,209
                                                                                                             ===============

* The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $2,423,835,177. As of February 29, 2000, net unrealized depreciation for Federal income tax purposes amounted to $1,477,758, of which $175,646 related to appreciated securities and $1,653,404 related to depreciated securities.

      See Notes to Financial Statements.

CBA Money Fund

Statement of Operations for the Year Ended February 29, 2000

----------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest and amortization of premium and discount earned .............................                       $   132,667,324

Expenses:
Investment advisory fees .............................................................    $  10,117,569
Transfer agent fees ..................................................................        3,490,738
Distribution fees ....................................................................        3,021,428
Accounting services ..................................................................          184,424
Printing and shareholder reports .....................................................          175,153
Custodian fees .......................................................................          116,321
Registration fees ....................................................................          111,588
Trustees' fees and expenses ..........................................................           38,971
Professional fees ....................................................................           26,636
                                                                                          -------------

Total expenses .......................................................................                            17,282,828
                                                                                                             ---------------

Investment Income--Net ...............................................................                           115,384,496

Realized Loss on Investments--Net ....................................................                               (16,789)

Change in Unrealized Depreciation on Investments--Net ................................                              (770,957)
                                                                                                             ---------------
Net Increase in Net Assets Resulting from Operations .................................                       $   114,596,750
                                                                                                             ===============

                                                                                                   For the Year Ended
                                                                                         ------------------------------------
CBA Money Fund                                                                               February 29,       February 28,
Statements of Changes in Net Assets                                                              2000               1999
-----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:

Operations:
Investment income--net ...............................................................    $   115,384,496    $   115,833,062
Realized gain (loss) on investments--net .............................................            (16,789)           302,644
Change in unrealized depreciation on investments--net ................................           (770,957)          (710,304)
                                                                                          ---------------    ---------------
Net increase in net assets resulting from operations .................................        114,596,750        115,425,402
                                                                                          ---------------    ---------------

Dividends & Distributions to Shareholders:
Investment income--net ...............................................................       (115,367,707)      (115,833,062)
Realized gain on investments--net ....................................................                 --           (302,644)
                                                                                          ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to shareholders        (115,367,707)      (116,135,706)
                                                                                          ---------------    ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares .....................................................      5,672,897,263      5,841,797,113
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions ..........................................................        115,146,469        115,925,296
                                                                                          ---------------    ---------------
                                                                                            5,788,043,732      5,957,722,409
Cost of shares redeemed ..............................................................     (5,918,673,300)    (5,760,405,463)
                                                                                          ---------------    ---------------

Net increase (decrease) in net assets derived from beneficial interest transactions ..       (130,629,568)       197,316,946
                                                                                          ---------------    ---------------

Net Assets:
Total increase (decrease) in net assets ..............................................       (131,400,525)       196,606,642
Beginning of year ....................................................................      2,557,288,734      2,360,682,092
                                                                                          ---------------    ---------------
End of year ..........................................................................    $ 2,425,888,209    $ 2,557,288,734
                                                                                          ===============    ===============

See Notes to Financial Statements.

CBA Money Fund
Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          For the
The following per share data and ratios have been derived       For the                  Year Ended                     For the
from information provided in the financial statements.        Year Ended                 February 28,                 Year Ended
                                                              February 29,  ---------------------------------------  February 29,
Increase (Decrease) in Net Asset Value:                          2000           1999         1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ........................  $      1.00    $      1.00   $      1.00   $      1.00   $      1.00
                                                             -----------    -----------   -----------   -----------   -----------

  Investment income--net ..................................        .0473          .0478         .0497         .0475         .0524
  Realized and unrealized gain (loss) on investments--net .       (.0003)        (.0002)        .0001           --*         .0001
                                                             -----------    -----------   -----------   -----------   -----------
Total from investment operations ..........................        .0470          .0476         .0498         .0475         .0525
                                                             -----------    -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net ..................................       (.0473)        (.0478)       (.0497)       (.0475)       (.0524)

  Realized gain on investments--net .......................           --         (.0001)       (.0001)          --*        (.0001)
                                                             -----------    -----------   -----------   -----------   -----------
Total dividends and distributions .........................       (.0473)        (.0479)       (.0498)       (.0475)       (.0525)
                                                             -----------    -----------   -----------   -----------   -----------
Net asset value, end of year ..............................  $      1.00    $      1.00   $      1.00   $      1.00   $      1.00
                                                             ===========    ===========   ===========   ===========   ===========
Total Investment Return ...................................         5.09%          4.91%         5.10%         4.87%         5.39%
                                                             ===========    ===========   ===========   ===========   ===========

Ratios to Average Net Assets:
Expenses, net of reimbursement ............................          .70%           .70%          .70%          .69%          .75%
                                                             ===========    ===========   ===========   ===========   ===========
Expenses ..................................................          .70%           .73%          .74%          .73%          .79%
                                                             ===========    ===========   ===========   ===========   ===========

Investment income and realized gain on
investments --  net .......................................         4.68%          4.79%         4.98%         4.71%         5.22%
                                                             ===========    ===========   ===========   ===========   ===========
Supplemental Data:
Net assets, end of year (in thousands) ....................  $ 2,425,888    $ 2,557,289   $ 2,360,682   $ 2,236,660   $ 1,988,000
                                                             ===========    ===========   ===========   ===========   ===========


*     Amount is less than $.0001 per share.

      See Notes to Financial Statements.

CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

CBA Money Fund
Notes to Financial Statements
(concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CBA Money Fund
Independent Auditors' Report
The Board of Trustees and Shareholders,
CBA Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBA Money Fund as of February 29, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CBA Money Fund as of February 29, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
March 29, 2000

CBA Money Fund
Important Tax Information (unaudited)

None of the ordinary income distributions paid daily by CBA Money Fund during the year ended February 29, 2000 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Fund during the year.

Of the Fund's ordinary income dividends paid during the year ended February 29, 2000, 6.39% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CBA Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #11676--2/00

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